Exhibit 24


                                COLUMBIA BANCORP

                                Power of Attorney

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Columbia Bancorp, a Maryland corporation, constitute and appoint John M. Bond, Jr. and John A. Scaldara, Jr., or either of them, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one or both of them, to sign for the undersigned in their respective names as directors and officers of Columbia Bancorp, a Registration Statement on Form S-8 (or other appropriate form) to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any amendment or supplement to such registration statement relating to the sale of Common Stock under the Columbia Bancorp 1997 Stock Option Plan. We hereby confirm all acts taken by such agents and attorneys-in-fact, or any one or more of them, as herein authorized.

Dated:  July 28, 1997



Name                                    Title
----                                    -----

/s/ John M. Bond, Jr.                   President, Chief Executive Officer and
John M. Bond, Jr.                       Director (Principal Executive Officer)

/s/ John A. Scaldara, Jr.               Chief Financial Officer and Secretary
John A. Scaldara, Jr.                   (Principal Financial and Accounting
                                        Officer)

/s/ James R. Moxley, Jr.                Chairman of the Board and Director
James R. Moxley, Jr.

/s/ Herschel L. Langenthal              Vice Chairman of the Board and Director
Herschel L. Langenthal

/s/ Anand S. Ahasin                     Director
Anand S. Bhasin

/s/ Garnett Y. Clark, Jr.               Director
Garnett Y. Clark, Jr.

/s/ James Clark, Jr.                    Director
James Clark, Jr.



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/s/ Hugh F.Z. Cole, Jr.                 Director
Hugh F.Z. Cole, Jr.

____________________                    Director
G. William Floyd

/s/ Robert J. Gaw                       Director
Robert J. Gaw

____________________                    Director
Mary T. Gould

/s/ William L. Hermann                  Director
William L. Hermann

/s/ Harry L. Lundy, Jr.                 Director
Harry L. Lundy, Jr.

/s/ Richard E. McCready                 Director
Richard E. McCready

/s/ Patricia T. Rouse                   Director
Patricia T. Rouse

/s/ Mary S. Scrivener                   Director
Mary S. Scrivener

/s/ Maurice M. Simpkins                 Director
Maurice M. Simpkins

/s/ Robert N. Smelkinson                Director
Robert N. Smelkinson

/s/ Theodore G. Venetoulis              Director
Theodore G. Venetoulis


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